UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

RMG ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40013	98-1574120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

57 Ocean, Suite 403 5775 Collins Avenue Miami Beach, Florida	33140
(Address of principal executive offices)	(Zip Code)

(786) 359-4103
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	RMGCU	NASDAQ
Class A ordinary shares included as part of the units	RMGC	NASDAQ
Redeemable warrants included as part of the units	RMGCW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in Item 8.01 is incorporated by reference into this Item 3.01 to the extent required.

Item 8.01	Regulation FD Disclosure

On April 8, 2024, RMG Acquisition Corp. III. (the “Company”) issued a press release (the “Prior Announcement”) announcing that the Company would not consummate an initial business combination by the date required by its Fourth Amended and Restated Memorandum and Articles of Association (the “Termination Date”), and that (i) the Company intended to dissolve and liquidate, effective as of the close of business on April 22, 2024, (ii) that the Company would redeem all of the outstanding Class A ordinary shares that were included in the units sold in its initial public offering, at a per-share redemption price of approximately $10.00 (the “Redemption”) and (iii) the Company’s securities would be delisted from Nasdaq.

However, on April 19, 2024, the Company issued a press release stating that, notwithstanding anything contained in the Prior Announcement, the board of directors of the Company has subsequently determined that it is in the best interests of the Company and its shareholders to (i) continue its pursuit of an initial business combination (and not liquidate the Company’s trust account or consummate the Redemption at this time), and (ii) prepare and file a proxy statement seeking shareholder approval to extend the Termination Date. In addition, the Company is in the process of appealing the previously-reported delisting determination and the Company expects its securities will remain listed on The Nasdaq Capital Market during the appeals process.

No action is required by existing shareholders of the Company at this time.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated April 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2024

RMG ACQUISITION CORP. III

By:	/s/ Robert S. Mancini
Name:	Robert S. Mancini
Title:	Chief Executive Officer